                                                                EXHIBIT 23.8

LEGAL EXPERT'S CONSENT

We consent to the reference to our firm under the heading "Business-- Government Regulation" in the Registration Statement of AmeriPath, Inc. on Form S-1.


/s/ Bricker & Eckler


BRICKER & ECKLER
Columbus, Ohio

March 26, 1997